UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant                                                   ☒

Filed by a Party other than the Registrant                      ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

AboveNet, Inc.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

The following is a letter that was transmitted to business partners of AboveNet on March 19, 2012:

Date

Dear [name],

This morning, we announced that AboveNet has entered into a definitive agreement to be acquired by Zayo Group. While this is not a completed transaction, we wanted to contact you because you are a valued AboveNet business partner. During the interim period and after a transaction closes, regardless of our ownership structure we do not envision any changes in our day-to-day operations. We intend to continue supporting your sales activities and working together to deliver high bandwidth data transport services to a diverse set of enterprises. (For your convenience, a copy of the press release we issued this morning accompanies this letter.)

In fact, should the transaction with Zayo be completed, our relationship has the potential to grow with an expanded set of services over a larger number of metro and regional markets and connection points. Zayo possesses network assets covering 42 states with over 5,200 on-net buildings and over 430 points of presence. Our services and network footprint are complementary and we share a dedication to operational excellence and highly-responsive customer service.

We will notify you once a transaction has been completed. In the meantime, if you have any questions or concerns, please contact your primary AboveNet representative. I look forward to seeing many of you at the Agent show in Las Vegas next week.

Regards,

Important Information

In connection with the proposed transaction, AboveNet will prepare a proxy statement for its stockholders to be filed with the Securities and Exchange Commission (the “SEC”). The proxy statement will contain information about AboveNet, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE TRANSACTION. In addition to receiving the proxy statement from AboveNet by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about AboveNet, without charge, from the SEC’s website at www.sec.gov or, without charge, from AboveNet’s website at www.abovenet.com or by directing such request to AboveNet, Inc., 360 Hamilton Avenue, White Plains, New York 10601

AboveNet and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AboveNet’s directors and executive officers is available in AboveNet’s 2011 Annual Report on Form 10-K, which was filed with the SEC on February 29, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

2

Forward Looking Statements Relating to AboveNet

Statements made in this press release that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. AboveNet cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved. Such statements are based on the current expectations and beliefs of the management of AboveNet, Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain AboveNet's shareholder approval or the failure to satisfy other conditions to completion of the merger, including receipt of regulatory approvals, industry competition, pricing and macro-economic conditions and the AboveNet's financial and operating prospects. AboveNet's business could be materially adversely affected and the trading price of AboveNet's common stock could decline if these risks and uncertainties develop into actual events. AboveNet cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. AboveNet undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. A more detailed discussion of factors that may affect AboveNet's business and future financial results is included in the AboveNet's SEC filings, including, but not limited to, those described in “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in AboveNet's Annual Report on Form 10-K for the year ended December 31, 2011.

3

The following is a letter that was transmitted to customers of AboveNet on March 19, 2012:

Date

Dear [name],

This morning, we announced that AboveNet has entered into a definitive agreement to be acquired by Zayo Group. While this is not a completed transaction, we wanted to assure you that AboveNet remains committed to delivering high quality, reliable service to you during the interim period and after a transaction closes regardless of our ownership structure. We pride ourselves on delivering customized network solutions for the most demanding customers and this proposed transaction does not diminish our laser-like focus on enabling your specific high bandwidth data transport requirements. (For your convenience, a copy of the press release we issued this morning accompanies this letter.)

In fact, should the transaction with Zayo be completed, we will be able to offer you an expanded set of services over a larger number of metro and regional markets and connection points. Zayo possesses network assets covering 42 states with over 5,200 on-net buildings and over 430 points of presence. Our services and network footprint are complementary and we share a dedication to operational excellence and highly-responsive customer service.

We will notify you once a transaction has been completed. In the meantime, if you have any questions or concerns, please contact your primary AboveNet representative.

Regards,

Important Information

In connection with the proposed transaction, AboveNet will prepare a proxy statement for its stockholders to be filed with the Securities and Exchange Commission (the “SEC”). The proxy statement will contain information about AboveNet, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE TRANSACTION. In addition to receiving the proxy statement from AboveNet by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about AboveNet, without charge, from the SEC’s website at www.sec.gov or, without charge, from AboveNet’s website at www.abovenet.com or by directing such request to AboveNet, Inc., 360 Hamilton Avenue, White Plains, New York 10601

AboveNet and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AboveNet’s directors and executive officers is available in AboveNet’s 2011 Annual Report on Form 10-K, which was filed with the SEC on February 29, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

4

Forward Looking Statements Relating to AboveNet

Statements made in this press release that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. AboveNet cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved. Such statements are based on the current expectations and beliefs of the management of AboveNet, Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain AboveNet's shareholder approval or the failure to satisfy other conditions to completion of the merger, including receipt of regulatory approvals, industry competition, pricing and macro-economic conditions and the AboveNet's financial and operating prospects. AboveNet's business could be materially adversely affected and the trading price of AboveNet's common stock could decline if these risks and uncertainties develop into actual events. AboveNet cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. AboveNet undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. A more detailed discussion of factors that may affect AboveNet's business and future financial results is included in the AboveNet's SEC filings, including, but not limited to, those described in “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in AboveNet's Annual Report on Form 10-K for the year ended December 31, 2011.

5

The following is a letter that was transmitted to vendors of AboveNet on March 19, 2012:

Dear [name],

This morning, we announced that AboveNet has entered into a definitive agreement to be acquired by Zayo Group. While this is not a completed transaction, we wanted to contact you because you are a valued AboveNet business partner. (For your convenience, a copy of the press release we issued this morning accompanies this letter.)

During the interim period and after a transaction closes, regardless of our ownership structure, it is our intention to maintain our working relationship with you. Our relationships with our vendors are critical to AboveNet’s success. We believe that this transaction will enhance our opportunities for organic growth as demand for high bandwidth data transport services continues to increase.

We will notify you once a transaction has been completed. In the meantime, if you have any questions or concerns, please contact your primary AboveNet representative.

Regards,

Important Information

In connection with the proposed transaction, AboveNet will prepare a proxy statement for its stockholders to be filed with the Securities and Exchange Commission (the “SEC”). The proxy statement will contain information about AboveNet, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE TRANSACTION. In addition to receiving the proxy statement from AboveNet by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about AboveNet, without charge, from the SEC’s website at www.sec.gov or, without charge, from AboveNet’s website at www.abovenet.com or by directing such request to AboveNet, Inc., 360 Hamilton Avenue, White Plains, New York 10601

AboveNet and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AboveNet’s directors and executive officers is available in AboveNet’s 2011 Annual Report on Form 10-K, which was filed with the SEC on February 29, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

6

Forward Looking Statements Relating to AboveNet

Statements made in this press release that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. AboveNet cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved. Such statements are based on the current expectations and beliefs of the management of AboveNet, Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain AboveNet's shareholder approval or the failure to satisfy other conditions to completion of the merger, including receipt of regulatory approvals, industry competition, pricing and macro-economic conditions and the AboveNet's financial and operating prospects. AboveNet's business could be materially adversely affected and the trading price of AboveNet's common stock could decline if these risks and uncertainties develop into actual events. AboveNet cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. AboveNet undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. A more detailed discussion of factors that may affect AboveNet's business and future financial results is included in the AboveNet's SEC filings, including, but not limited to, those described in “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in AboveNet's Annual Report on Form 10-K for the year ended December 31, 2011.

7